SEMI-Annual Report
June 30, 2001



                              THE SALOMON BROTHERS
-------------------------------------------------------------------------------
                                    FUND INC

-------------------------------------------------------------------------------
Shareholder Letter
-------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to provide you with the semi-annual report for The Salomon Brothers Fund Inc ("Fund") for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MARKET OVERVIEW AND PORTFOLIO HIGHLIGHTS

For the first half of 2001, the Fund returned negative 6.06% based on net asset value ("NAV"), compared to negative 6.69% for the Standard & Poor's 500 Index1 ("S&P 500"), the Fund's benchmark. For the same period, the Fund's return based on market value was negative 6.55%.

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate2 six times during the first half of the year, for a total decrease of 2.75%.

The market rallied in January after the Fed's initial surprise interest rate cut. Widespread fundamental weakness in technology led to sharp price declines in that sector through February and March, at which time the rout spread to the rest of the market. After a brief rally in April, the stock market consolidated its gains in May and June.

As of June 30, 2001, investor reactions to earnings disappointments appeared somewhat mixed, with some stocks climbing and others falling upon negative earnings pre-announcements. Performance in general was mixed, with some defensive groups such as hospitals and insurance performing well, while other groups such as pharmaceuticals have performed poorly. In general, we believe that cyclical stocks performed better than defensive stocks during the first half of 2001.

In terms of stock selection during the period, the Fund's holdings in the energy, consumer cyclical, basic industry, technology and healthcare sectors contributed to its relative strong performance. We either underweighted (relative to the S&P 500) or completely avoided technology stocks with high valuations and deteriorating fundamentals, investing in stocks of which the valuations reflected the difficult outlook for the sector.

Specifically, the Fund's performance was enhanced by its positions in Microsoft Corp., AOL Time Warner Inc., Federated Department Stores, Inc. and IBM Corp. The Fund's underweighted position in telecommunications equipment stocks, and its overweighted position in hospitals (HCA Inc.), medical devices (Biomet, Inc.) and generic drugs (Teva Pharmaceutical Industries Ltd. ADR), also contributed to performance.

During the period, rising healthcare costs made hospital stocks attractive, and, conversely, HMOs and pharmaceutical companies' unattractive investments. The Fund held a large position in HCA, the largest hospital company in the U.S., but owned no HMOs. We were underweighted in drug companies, but held a large position in Teva Pharmaceutical Industries, the largest generic drug company. We believe that the recent compression in drug company multiples offers an opportunity to buy the fastest growing firms at only a modest premium to the group.

--------------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

2 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1

--------------------------------------------------------------------------------
Shareholder Letter (continued)
--------------------------------------------------------------------------------

Fears about a possible enactment of a Medicare drug benefit-- combined with the movement of growth3 fund assets into technology stocks-- hurt pharmaceutical stocks during the period, negatively affecting several of the Fund's holdings. Performance was also hurt by holdings in the financial and capital goods sectors. Specifically, the Fund's positions in EMC Corp., Merck & Co., Inc., Safeway Inc. and The Bank of New York Co., Inc. detracted from performance during the period. Comerica, Inc. surprised us with the deterioration of its credit quality. Bank of New York, the poorest performer of the Fund's financials sector holdings, experienced a price drop based on fears of near-term earnings disappointments. Because we believe that the stock's longer-term potential is still intact, we used this opportunity to add to our position.

Looking forward, because we believe that the collapse in telecommunications capital spending will cause pricing to improve later this year, we were overweighted in telecommunications services stocks. We are also overweighted in retail stocks, which appear to have attractive valuations, and which have historically been strong performers coming out of recessions. In addition, we believe that today's high energy stock valuations are inconsistent with thirteen consecutive weeks of increasing oil, gasoline, refined products and natural gas inventories. Consequently, we are underweighted in the energy and independent power producer segments.

OUTLOOK

Looking forward, we expect the economy to continue to improve and interest rates to remain within a narrow band. Because inflation remains in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of the year. As a result of these factors, we expect the stock market to continue to work its way slowly to higher levels in the months and quarters ahead.

We appreciate your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon              /s/ Michael A. Kagan

Heath B. McLendon                  Michael A. Kagan
Chairman and President             Executive Vice President

July 12, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

----------------
3 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth.

--------------------------------------------------------------------------------
2                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------
 Top Ten Holdings*                                   As of June 30, 2001
--------------------------------------------------------------------------

  1. Microsoft Corp.                                          3.9%
--------------------------------------------------------------------------
  2. The Bank of New York Co., Inc.                           3.1
--------------------------------------------------------------------------
  3. AOL Time Warner Inc.                                     3.0
--------------------------------------------------------------------------
  4. Verizon Communications Inc.                              2.9
--------------------------------------------------------------------------
  5. Pfizer Inc.                                              2.9
--------------------------------------------------------------------------
  6. Costco Wholesale Corp.                                   2.9
--------------------------------------------------------------------------
  7. The News Corp. Ltd. ADR                                  2.6
--------------------------------------------------------------------------
  8. Federated Department Stores, Inc.                        2.4
--------------------------------------------------------------------------
  9. HCA Inc.                                                 2.4
--------------------------------------------------------------------------
 10. AT&T Corp.                                               2.3
--------------------------------------------------------------------------

* As a percentage of total net assets.

*3

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 17 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock.bankofny.com.

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

--------------------------------------------------------------------------------
4                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Major Portfolio Changes (unaudited)     For the Three Months Ended June 30, 2001
--------------------------------------------------------------------------------

Additions1                                                         Shares
-------------------------------------------------------------------------------
American General Corp.                                            163,000 2
-------------------------------------------------------------------------------
AT&T Corp.                                                        376,000
-------------------------------------------------------------------------------
Bank of America Corp.                                             131,700
-------------------------------------------------------------------------------
Bank One Corp.                                                    168,000 2
-------------------------------------------------------------------------------
Celestica Inc.                                                    157,000
-------------------------------------------------------------------------------
Danaher Corp.                                                     230,000 2
-------------------------------------------------------------------------------
Electronic Data Systems Corp., 7.625%                             158,900 2
-------------------------------------------------------------------------------
Enron Corp.                                                       186,000
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                                 131,400
-------------------------------------------------------------------------------
Georgia-Pacific Group                                             239,000
-------------------------------------------------------------------------------
Intel Corp.                                                       256,500
-------------------------------------------------------------------------------
Nokia Oyj ADR                                                     282,800
-------------------------------------------------------------------------------
Pfizer Inc.                                                       268,900
-------------------------------------------------------------------------------
Pharmacia Corp.                                                   168,000 2
-------------------------------------------------------------------------------
The Southern Co.                                                  339,000
-------------------------------------------------------------------------------
Sun Microsystems, Inc.                                            664,900
-------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd. ADR                           200,200
-------------------------------------------------------------------------------
Wells Fargo & Co.                                                 152,000
-------------------------------------------------------------------------------


Reductions                                                        Shares
-------------------------------------------------------------------------------
Amerada Hess Corp.                                                90,000
-------------------------------------------------------------------------------
American International Group, Inc.                                91,000
-------------------------------------------------------------------------------
Biomet, Inc.                                                      224,000
-------------------------------------------------------------------------------
Comerica, Inc.                                                    115,000 3
-------------------------------------------------------------------------------
Compaq Computer Corp.                                             504,200
-------------------------------------------------------------------------------
El Paso Corp.                                                     299,590
-------------------------------------------------------------------------------
Eli Lilly & Co.                                                   205,000 3
-------------------------------------------------------------------------------
Emerson Electric Co.                                              119,000
-------------------------------------------------------------------------------
Exelon Corp.                                                      117,125
-------------------------------------------------------------------------------
General Electric Co.                                              242,700
-------------------------------------------------------------------------------
International Business Machines Corp.                             166,000
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                           253,000
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                                              167,000
-------------------------------------------------------------------------------
Merck & Co., Inc.                                                 188,000
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                  124,000
-------------------------------------------------------------------------------
SBC Communications Inc.                                           158,200
-------------------------------------------------------------------------------
SCI Systems Inc.                                                  325,000 3
-------------------------------------------------------------------------------
WorldCom, Inc.                                                    426,500 3
-------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.3%

Basic Industries -- 4.0%
       744,000    Alcoa Inc.                                                        $ 29,313,600
       265,000    OM Group, Inc.                                                      14,906,250
       940,000    PolyOne Corp.                                                        9,785,400
       227,100    UPM-Kymmene Oyj ADR                                                  6,438,285
------------------------------------------------------------------------------------------------
                                                                                      60,443,535
------------------------------------------------------------------------------------------------
Capital Goods -- 3.8%
       128,000    Cummins Engine Co., Inc.                                             4,953,600
       230,000    Danaher Corp.                                                       12,880,000
        95,000    Deere & Co.                                                          3,595,750
       170,000    Emerson Electric Co.                                                10,285,000
       188,300    General Electric Co.                                                 9,179,625
        90,000    PACCAR Inc.                                                          4,627,800
       165,000    United Technologies Corp.                                           12,087,900
------------------------------------------------------------------------------------------------
                                                                                      57,609,675
------------------------------------------------------------------------------------------------
Communications -- 7.3%
     1,612,600    AT&T Corp.                                                          35,477,200
       683,200    General Motors Corp., Class H Shares (a)                            13,834,800
       373,800    SBC Communications Inc.                                             14,974,428
       297,000    UnitedGlobalCom, Inc., Class A Shares (a)                            2,569,050
       830,000    Verizon Communications Inc.                                         44,405,000
------------------------------------------------------------------------------------------------
                                                                                     111,260,478
------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 10.0%
       500,000    Circuit City Stores - Circuit City Group                             9,000,000
     1,064,000    Costco Wholesale Corp. (a)                                          43,709,120
        95,000    Ecolab Inc.                                                          3,892,150
       869,300    Federated Department Stores, Inc. (a)                               36,945,250
       477,000    The Home Depot, Inc.                                                22,204,350
       260,000    SPX Corp. (a)                                                       32,546,800
       254,000    Staples, Inc. (a)                                                    4,061,460
------------------------------------------------------------------------------------------------
                                                                                     152,359,130
------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 9.4%
       854,000    AT&T Corp. - Liberty Media Corp, Class A Shares (a)                 14,936,460
       169,500    The Coca-Cola Co.                                                    7,627,500
       100,000    Comcast Corp., Class A Shares (a)                                    4,340,000
       416,000    ConAgra Foods, Inc.                                                  8,240,960
       362,000    Georgia-Pacific Group                                               12,253,700
       167,000    Kimberly-Clark Corp.                                                 9,335,300
       513,000    PepsiCo, Inc.                                                       22,674,600
       388,000    Philip Morris Cos. Inc.                                             19,691,000
        49,000    The Quaker Oats Co.                                                  4,471,250
       577,600    Safeway Inc. (a)                                                    27,724,800
       139,000    Unilever NV - NY Shares                                              8,280,230
       120,000    Unilever PLC ADR                                                     4,140,000
------------------------------------------------------------------------------------------------
                                                                                     143,715,800
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------
Energy -- 5.2%
        73,000    Amerada Hess Corp.                                                $  5,898,400
       110,000    El Paso Corp.                                                        5,779,400
       396,070    Exxon Mobil Corp.                                                   34,596,715
           400    Gas Properties (100% owned) (b)                                        682,000
                  Royalty Interest (b)                                                 1,534,120
       150,000    Royal Dutch Petroleum Co. - NY Shares                                8,740,500
       306,777    Total Fina S.A. ADR                                                 21,535,745
------------------------------------------------------------------------------------------------
                                                                                      78,766,880
------------------------------------------------------------------------------------------------
Financial Services -- 17.5%
       289,900    American Express Co.                                                11,248,120
       163,000    American General Corp.                                               7,571,350
       317,405    American International Group, Inc.                                  27,296,830
       264,700    Bank of America Corp.                                               15,889,941
       988,000    The Bank of New York Co., Inc.                                      47,424,000
       168,000    Bank One Corp.                                                       6,014,400
        70,000    Capital One Financial Corp.                                          4,200,000
       135,000    The Chubb Corp.                                                     10,453,050
       347,200    FleetBoston Financial Corp.                                         13,697,040
       368,000    Freddie Mac                                                         25,760,000
       154,000    The Goldman Sachs Group, Inc.                                       13,213,200
       121,000    The Hartford Financial Services Group, Inc.                          8,276,400
       152,500    J.P. Morgan Chase & Co.                                              6,801,500
        79,200    Marsh & McLennan Cos., Inc.                                          7,999,200
       175,000    Merrill Lynch & Co.                                                 10,368,750
       204,000    Morgan Stanley Dean Witter & Co.                                    13,102,920
        80,000    PNC Financial Services Group                                         5,263,200
       352,500    Washington Mutual, Inc.                                             13,236,375
       331,000    Wells Fargo & Co.                                                   15,368,330
        53,000    XL Capital Ltd., Class A Shares                                      4,351,300
------------------------------------------------------------------------------------------------
                                                                                     267,535,906
------------------------------------------------------------------------------------------------
Healthcare -- 12.1%
       358,500    Abbott Laboratories                                                 17,211,585
        96,000    Baxter International Inc.                                            4,704,000
       165,000    Biomet, Inc.                                                         7,929,900
        36,000    Genentech, Inc. (a)                                                  1,983,600
       787,000    HCA Inc.                                                            35,564,530
        70,000    Invitrogen Corp. (a)                                                 5,026,000
       136,000    Merck & Co., Inc.                                                    8,691,760
       833,000    Novartis AG ADR                                                     30,112,950
     1,095,900    Pfizer Inc.                                                         43,890,795
       168,000    Pharmacia Corp.                                                      7,719,600
       351,400    Teva Pharmaceutical Industries Ltd. ADR                             21,892,220
------------------------------------------------------------------------------------------------
                                                                                     184,726,940
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.4%
       231,400    Archestone Communications Trust                                   $  5,965,492
        95,000    BRE Properties, Inc., Class A Shares                                 2,878,500
       143,000    Equity Office Properties Trust                                       4,523,090
       125,000    Spieker Properties, Inc.                                             7,493,750
------------------------------------------------------------------------------------------------
                                                                                      20,860,832
------------------------------------------------------------------------------------------------

Technology -- 20.5%
       175,000    Advanced Micro Devices, Inc. (a)                                     5,054,000
        80,900    Amdocs Ltd. (a)                                                      4,356,465
       866,000    AOL Time Warner Inc. (a)                                            45,898,000
       238,000    BEA Systems, Inc. (a)                                                7,308,980
       624,000    BMC Software, Inc. (a)                                              14,064,960
       267,000    Celestica Inc. (a)                                                  13,750,500
       557,000    Cisco Systems, Inc. (a)                                             10,137,400
       575,800    Compaq Computer Corp.                                                8,919,142
       145,000    Dell Computer Corp. (a)                                              3,762,750
       175,000    Electronic Data Systems Corp.                                       10,937,500
       467,000    EMC Corp.                                                           13,566,350
        58,000    First Data Corp.                                                     3,726,500
     1,888,000    Genuity Inc. (a)                                                     5,890,560
       911,000    Intel Corp.                                                         26,646,750
       138,000    International Business Machines Corp.                               15,594,000
        58,500    Mercury Interactive Corp. (a)                                        3,504,150
       102,000    Micron Technology, Inc. (a)                                          4,192,200
       804,000    Microsoft Corp. (a)                                                 58,370,400
     1,100,000    Motorola, Inc.                                                      18,216,000
       572,800    Nokia Oyj ADR                                                       12,624,512
       224,000    Oracle Corp. (a)                                                     4,256,000
       886,600    Sun Microsystems, Inc. (a)                                          13,937,352
       107,206    VERITAS Software Corp. (a)(c)                                        7,132,415
------------------------------------------------------------------------------------------------
                                                                                     311,846,886
------------------------------------------------------------------------------------------------

Transportation -- 1.0%
       373,000    Canadian National Railway Co.                                       15,106,500
------------------------------------------------------------------------------------------------

Utilities -- 2.1%
       151,000    Enron Corp.                                                          7,399,000
       141,000    Exelon Corp.                                                         9,040,920
       395,500    PG&E Corp. (a)                                                       4,429,600
       485,000    The Southern Co.                                                    11,276,250
------------------------------------------------------------------------------------------------
                                                                                      32,145,770
------------------------------------------------------------------------------------------------

                  TOTAL COMMON STOCK
                  (Cost -- $1,210,685,978)                                         1,436,378,332
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
8                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

     SHARES                             SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.1%

Publishing -- 2.5%
     1,197,700    The News Corp. Ltd. ADR                                              $    38,805,480
------------------------------------------------------------------------------------------------------
Technology -- 0.6%
       158,900    Electronic Data Systems Corp., 7.625%                                      8,374,030
------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCK
                  (Cost-- $37,616,774)                                                      47,179,510
------------------------------------------------------------------------------------------------------
RIGHTS -- 0.0%
         8,000    Terex Stock Appreciation Rights, Expire 5/15/02 (Cost -- $0) (a)             168,000
------------------------------------------------------------------------------------------------------

    CONTRACTS                           SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------
PURCHASED PUT OPTIONS -- 0.0%

         1,072    VERITAS Software Corp., Expire July 2001, exercise price $60.00
                  (Cost -- $517,776) (a)(d)                                                    192,960
------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                             SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.1%

Communications -- 0.4%
    $5,275,000    Hutchinson Whampoa International, 2.875% due 9/15/03 (e)                   5,021,141
------------------------------------------------------------------------------------------------------
Technology -- 0.4%
     7,500,000    Liberty Media, 3.500% due 1/15/31 (e)                                      6,056,250
------------------------------------------------------------------------------------------------------
Telecommunications -- 1.3%
    15,000,000    Bell Atlantic Financial Service, 5.750% due 4/1/03 (e)                    15,075,000
    15,000,000    NTL Inc., 5.750% due 12/15/09                                              4,968,750
------------------------------------------------------------------------------------------------------
                                                                                            20,043,750
------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost -- $41,364,869)                                                     31,121,141
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
     8,040,000    UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at
                    maturity-- $8,042,638; (Fully collateralized by U.S. Treasury
                    Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19;
                    Market value -- $8,200,800) (Cost -- $8,040,000)                         8,040,000
------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,298,225,397*)                                             $1,523,079,943
------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Fair value determined pursuant to procedures established by the Board of Directors.
(c) The following security was held in escrow at June 30, 2001, to cover outstanding written call options:

                                                     Market Value                                                   Number of
    Securities Held in Escrow        Shares          of Securities               Written Call Options               Contracts
    -------------------------        ------          -------------               --------------------               ---------
    VERITAS Software Corp.           80,400           $5,349,012        VERITAS Software Corp., 7/21/01 @ $80.00        804

(d) Contracts in denomination of 100.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in schedule:
   -------------------------------
   ADR - American Depository Receipt.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $1,298,225,397)            $1,523,079,943
     Cash                                                                 625
     Dividends and interest receivable                              1,215,464
--------------------------------------------------------------------------------
     Total Assets                                               1,524,296,032
--------------------------------------------------------------------------------

LIABILITIES:
     Dividends payable                                              9,266,188
     Management fee payable                                         2,043,941
     Written options, at value (Premiums received -- $262,899)
      (Note 4)                                                         66,330
     Accrued expenses                                                 235,788
--------------------------------------------------------------------------------
     Total Liabilities                                             11,612,247
--------------------------------------------------------------------------------
Total Net Assets                                               $1,512,683,785
--------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                               $  100,938,034
     Capital paid in excess of par value                        1,169,845,498
     Overdistributed net investment income                           (126,777)
     Accumulated net realized gain from security transactions
       and options                                                 16,975,915
     Net unrealized appreciation of investments and options       225,051,115
--------------------------------------------------------------------------------
Total Net Assets                                               $1,512,683,785
--------------------------------------------------------------------------------

Shares Outstanding ($1.00 par value,
  125,000,000 shares authorized)                                  100,938,034
Net Asset Value, per share                                             $14.99
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                   $  9,105,367
     Interest                                                       1,488,302
     Oil royalties                                                    483,222
     Less: Foreign withholding tax                                   (317,745)
--------------------------------------------------------------------------------
     Total Investment Income                                       10,759,146
--------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                        4,208,387
     Shareholder and system servicing fees                            231,520
     Shareholder communications                                       198,400
     Audit and legal                                                   60,880
     Directors' fees                                                   47,138
     Stock certificates and listing fees                               45,130
     Custody                                                           33,095
     Other                                                             18,199
--------------------------------------------------------------------------------
     Total Expenses                                                 4,842,749
--------------------------------------------------------------------------------
Net Investment Income                                               5,916,397
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Net Realized Gain From:
        Security transactions (excluding short-term securities)    21,506,637
        Options purchased                                             738,678
        Options written                                             2,131,820
--------------------------------------------------------------------------------
     Net Realized Gain                                             24,377,135
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                       354,021,212
        End of period                                             225,051,115
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                     (128,970,097)
--------------------------------------------------------------------------------
Net Loss on Investments and Options                              (104,592,962)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $ (98,676,565)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                                              2001                2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                             $    5,916,397       $   13,115,501
     Net realized gain                                                                     24,377,135          168,820,883
     Decrease in net unrealized appreciation                                             (128,970,097)        (219,603,024)
---------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                               (98,676,565)         (37,666,640)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                 (6,056,282)         (14,501,074)
     Net realized gains                                                                   (24,437,098)        (232,309,234)
---------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                            (30,493,380)        (246,810,308)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
     Value of shares issued in payment of dividends (2,336,405 shares issued)                      --           38,013,303
     Value of shares issued through Rights Offering (3,992,766 shares issued)                      --           69,030,386
     Rights Offering costs                                                                         --             (715,407)
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                                           --          106,328,282
---------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                                   (129,169,945)        (178,148,666)

NET ASSETS:
     Beginning of period                                                                1,641,853,730        1,820,002,396
---------------------------------------------------------------------------------------------------------------------------
     End of period*                                                                    $1,512,683,785       $1,641,853,730
---------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                        $(126,777)             $13,108
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

(C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount and market discount on securities purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Hold-ing Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.



--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                           Annual Fee Rate
-----------------------------------------------------------------------
First $350 million                                     0.650%
Next $150 million                                      0.550%
Next $250 million                                      0.525%
Next $250 million                                      0.500%
Over $1 billion                                        0.450%
-----------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 the performance of the S&P 500 Index was exceeded by the Fund's performance by 11.07%, 5.97%, 9.45% and 7.29%, respectively. This resulted in a total increase of the base management fee of $1,461,605. For the rolling one year period ended March 31, 2001 and June 30, 2001 the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.03% and 1.44%, respectively. This resulted in a total increase of the base management fee of $151,576.

Brokerage commissions of $168,754 were paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the six months ended June 30, 2001.

3.  Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                     $561,601,626
-------------------------------------------------------------------------------
Sales                                                         537,533,310
-------------------------------------------------------------------------------

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                 $321,992,512
Gross unrealized depreciation                                 (97,137,966)
-------------------------------------------------------------------------------
Net unrealized appreciation                                   $224,854,546
-------------------------------------------------------------------------------


4.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing

--------------------------------------------------------------------------------
14                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund held purchased put option contracts with a total cost of $517,776.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

Transactions in options written during the six months ended June 30, 2001 were as follows:

                                        Number of                  Premiums
                                        Contracts               Received (Paid)
--------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 2000                       4,604                   $ 1,206,110
Options written                           3,472                     1,848,111
Options closed in purchase
  transactions                           (3,882)                   (1,870,688)
Options expired                          (3,390)                     (920,634)
--------------------------------------------------------------------------------
Options written, outstanding at
  June 30, 2001                             804                   $   262,899
--------------------------------------------------------------------------------

The following represents the written call option contracts open at June 30, 2001:

  Number of                                             Strike
  Contracts                             Expiration      Price          Value
--------------------------------------------------------------------------------
    804       VERITAS Software Corp.     7/21/01        $80.00        $66,330
--------------------------------------------------------------------------------
              (Premiums received -- $262,899)                         $66,330
--------------------------------------------------------------------------------

5.  Common Stock

The Fund issued to its shareholders of record as of the close of business on May 22, 2000 non-transferable Rights to subscribe for up to an aggregate of 11,826,140 shares of Common Stock of the Fund at a rate of one share of Common Stock for ten Rights held at the subscription price of $17.29 per share. During the year ended December 31, 2000, the Fund issued a total of 3,992,766 shares of Common Stock on exercise of such Rights. Rights Offering costs of $715,407, including financial advisory fees, were charged directly against the proceeds of the Rights Offering. The Fund was advised that SSB, an affiliate of the investment manager, received a financial advisory fee of $258,519 in connection with its participation in the Rights Offering.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                 2001(1)         2000           1999          1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $16.27          $19.24         $18.76        $18.51        $17.26       $15.43

------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.06            0.14           0.18          0.26          0.27         0.33
   Net realized and unrealized gain (loss)      (1.04)          (0.46)          4.08          3.45          3.93         3.91
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.98)          (0.32)          4.26          3.71          4.20         4.24
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.06)          (0.13)         (0.17)        (0.27)        (0.27)       (0.34)
   Net realized gains                           (0.24)          (2.41)         (3.63)        (3.19)        (2.68)       (2.09)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.30)          (2.54)         (3.80)        (3.46)        (2.95)       (2.43)
------------------------------------------------------------------------------------------------------------------------------
Increase in net asset value
   due to shares issued on
   reinvestment of dividends                       --              --           0.02            --            --         0.02
------------------------------------------------------------------------------------------------------------------------------
Decrease in net asset value
   due to shares issued
   through Rights Offering                         --           (0.10)            --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
Rights Offering costs                              --           (0.01)            --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.99          $16.27         $19.24        $18.76        $18.51       $17.26
Total Return, Based on Market Value              (6.6)%++        (8.0)%*        34.6%         22.6%         29.5%        38.7%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $1,513          $1,642         $1,820        $1,686        $1,545       $1,441
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.62%+          0.65%          0.56%         0.52%         0.53%        0.51%
   Net investment income                         0.76+           0.71           0.90          1.39          1.46         1.96
Portfolio Turnover Rate                            35%             76%            73%           68%           49%          52%
------------------------------------------------------------------------------------------------------------------------------
Market Value, End of Period                   $14.880         $16.250        $20.375       $18.188       $17.688      $16.000
------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
 * Total market value return taking into consideration the Rights Offering would have been (7.7)%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
16                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)
--------------------------------------------------------------------------------

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan-available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

      1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

      2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

      3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from / through SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 17

--------------------------------------------------------------------------------
Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
--------------------------------------------------------------------------------

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in

--------------------------------------------------------------------------------
18                                       2001 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
--------------------------------------------------------------------------------

the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002
      New York, NY 10286-1002
      Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessay for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

--------------------------------------------------------------------------------
Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
--------------------------------------------------------------------------------

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

--------------------------------------------------------------------------------
20                                       2001 Semi-Annual Report to Shareholders

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be. It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions,

--------------------------------------------------------------------------------
                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     [ ] (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     [ ] (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     [ ] (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 21

    (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

        If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York. Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11002
                           New York, New York 10286-1002
                           1-800-432-8224

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
                                         THE BANK OF NEW YORK
                                         P.O. Box 1958
                                         Newark, NJ 07101-9774
                                         Att: Dividend Reinvestment Department

                                         DATED:_____________________, 20____

                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE

                                         _____________________________________
                                         Signature

                                         _____________________________________
                                         Signature (if held jointly)

               Please sign exactly as your name(s) appear hereon.
                               THIS IS NOT A PROXY
--------------------------------------------------------------------------------
22                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Board of Directors
--------------------------------------------------------------------------------

Charles F. Barber             Consultant; formerly Chairman, ASARCO Inc.
                              Member of the Audit Committee

Andrew L. Breech              President, Dealer Operating Control Service, Inc.
                              Member of the Proxy Committee

Carol L. Colman               Consultant, Colman Consulting
                              Member of the Audit Committee

William R. Dill               Consultant; formerly President, Boston Architectural Center;
                              formerly President, Anna Maria College
                              Member of the Nominating Committee

Heath B. McLendon             Chairman and President, Managing Director, Salomon Smith Barney Inc.;
                              President and Director, Smith Barney Fund Management LLC and Travelers
                              Investment Advisers, Inc.

Clifford M. Kirtland, Jr.     Member of the Advisory Committee, Noro Moseley Partners;
                              formerly Director, Oxford Industries, Inc., Shaw Industries, Inc.
                              Graphic Industries, Inc. and CSX Corp.; formerly Chairman and
                              President, Cox Communications, Inc.
                              Member of the Proxy Committee

Robert W. Lawless             President and Chief Executive Officer, University of Tulsa;
                              formerly President and Chief Executive Officer, Texas Tech
                              University and Texas Tech University Health Sciences Center
                              Member of the Proxy Committee

Louis P. Mattis               Consultant; formerly Chairman and President, Sterling Winthrop Inc.
                              Member of the Nominating Committee

Thomas F. Schlafly            Of counsel to Blackwell Sanders Peper Martin LLP (Law Firm);
                              President, The Saint Louis Brewery, Inc.
                              Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 23

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------

Heath B. McLendon                        Chairman and President

Lewis E. Daidone                         Executive Vice President and Treasurer

Michael A. Kagan                         Executive Vice President

Mark McAllister                          Executive Vice President

Anthony Pace                             Controller

Christina T. Sydor                       Secretary

Janet S. Tolchin                         Assistant Treasurer

Robert A. Vegliante                      Assistant Secretary


--------------------------------------------------------------------------------
Service Providers
--------------------------------------------------------------------------------

Salomon Brothers Asset Management Inc    Investment Manager
7 World Trade Center
New York, New York 10048

The Bank of New York                     Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

PNC Bank                                 Custodian
8800 Tinicum B'lvd.
Suite 200
Philadelphia, Pennsylvania 19153

Simpson Thacher & Bartlett               Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP               Independent Accountants
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders

------------------------
        Salomon Brothers
        ------------------------
                Asset Management

Seven World Trade Center
New York, New York 10048

1-800-SALOMON
WWW.SBAM.COM

SBFSEMI 6/01

                                          SBF
                                         Listed
                                          NYSE
                               THE NEW YORK STOCK EXCHANGE